EXHIBIT 24(a)
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
Each undersigned director and/or officer of Solutia Inc. (the “Company”), a Delaware corporation, does hereby appoint Paul J. Berra, III, and Miriam Rogers Singer, each of them with full power to act without the other, as true and lawful attorneys-in-fact, to sign on his or her behalf (a) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934; (b) any amendments to Registration Statements Nos. 333-146957, 333-151980, 333-160834 on Form S-3, which have previously been filed with the Commission under the Securities Act of 1933 (the “Securities Act”), covering the registration of securities of the Company; and (c) any amendments to Registration Statement No. 333-149425 on Form S-8, which has previously been filed with the Commission under the Securities Act, covering the registration of securities of the Company; giving and granting unto those attorneys full power and authority to do and perform such actions as fully as he or she might have done or could do if personally present and executing any of said documents.
IN WITNESS WHEREOF, each undersigned director and/or officer has signed this Power of Attorney as of this 17th day of February, 2010.

/s/ Jeffry N. Quinn Jeffry N. Quinn, Chairman of the Board,	/s/ Robert K. deVeer, Jr. Robert K. deVeer, Jr., Director
Chief Executive Officer, and President
(Principal Executive Officer)

/s/ James M. Sullivan James M. Sullivan, Executive Vice	/s/ James P. Heffernan James P. Heffernan, Director
President and Chief Financial Officer
(Principal Financial Officer)

/s/ Timothy J. Spihlman Timothy J. Spihlman, Vice President	/s/ W. Thomas Jagodinski W. Thomas Jagodinski, Director
and Controller (Principal Accounting Officer)

/s/ William T. Monahan William T. Monahan, Lead Director	/s/ Robert A. Peiser Robert A. Peiser, Director

/s/ Eugene I. Davis Eugene I. Davis, Director	/s/ Gregory C. Smith Gregory C. Smith, Director